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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 8, 2007
                                         ---------------

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

             Nevada                    0-27857                   88-0249812
             ------                    -------                   ----------
  (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)

                         2301 W. 205th Street, Suite 205
                               Torrance, CA 90501
                               ------------------
                    (Address of principal executive offices)

                        1000 S. McCaslin Blvd., Suite 300
                               Superior, CO 80027
                               ------------------
          (Former name or former address, if changed since last report)

              The Company's telephone number, including area code:

                                 (310) 328-0477

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On January 8, 2007, Terry R. Knapp resigned as Chief Executive Officer of the Company, and was appointed Chairman and Chief Executive Officer of VisioNetx, Inc., a newly-organized subsidiary of the Company. Dr. Knapp remains on the Board of Directors of the Company.

         The Board of Directors appointed Ronald A. Waldorf as President and Chief Executive Officer to replace Dr. Knapp. Mr. Waldorf is a director of the Company and was Chairman of the Board of Directors between 1991 and 2005. He has served as President of the IntelliNetx division of the Company since December 2005.

         In addition, Douglas MacCarthy, Senior Vice President of Operations of the Company, has resigned that position to become Senior Vice President of Operations of VisioNetx, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AcuNetx, Inc., a Nevada
                                             corporation

                                       By: /s/ Ronald A. Waldorf
                                           ----------------------------
                                           Ronald A. Waldorf, President

Date: January 12, 2007